SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20594

FORM 8-K

CURRENT REPORT

FIRST AMENDMENT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

November 26, 2007
Date of Report (Date of earliest event reported)

AFFORDABLE GREEN HOMES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-144765	87-0785410
(Commission File Number)	(IRS Employer Identification No.)

800 Vella Street, Suite G, Palm Springs, CA	92264
(Address of principal executive offices)	(Zip Code)

(760) 534-0846
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

 Item 4.01. Changes in Registrant's Certifying Accountant

(a) Engagement of New Independent Auditors

On November 26, we engaged Ronald R. Chadwick, P.C. (“RRC”) as our new principal independent accountants with the approval of our Board of Directors. Accordingly, on November 26, 2007, Moore & Associates, Chartered Accountants (“Moore”), resigned as our independent accountants. Moore has acted as our principal independent accountant since April 20, 2007.

For the period from our inception on October 10, 2006 through March 31, 2007,  the principal accountant’s report on the financial statements did  contain a “going concern qualification, but was not otherwise modified as to  audit scope or accounting principles.

For the period from our inception on October 10, 2006 through March 31, 2007, and through November 26, 2007, the date of Moore’s resignation and the date of RRC’s appointment, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

We provided Moore with a copy of this Current Report on Form 8-K as amended prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K as amended, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Moore, dated December 10, 2007, is attached to this Form 8-K as amended as an exhibit.

For the period from our inception on October 10, 2006 through March 31, 2007, and  through November 26, 2007, RCC was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements. In connection with the period from our inception on October 10, 2006 through March 31, 2007, and  through November 26, 2007 , preceding the change in accountants, RCC did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to the accounting, auditing or financial reporting issues.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

 Item 9.01 - Financial Statements and Exhibits

(a) Financial statement
    None

(b ) Exhibits

    16.1 - Letter of Resignation of  Moore & Associates, Chartered Accountants
    16.2 - Letter of Agreement from Moore & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFORDABLE GREEN HOMES INTERNATIONAL, INC. (Registrant)

Date: December 11, 2007	By:	/s/ John Jones
Title: Principal Executive Officer